EXHIBIT 10.1

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 8, 1999 (this "Agreement"), is made by and between XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), and the entities named on the signature page hereto (the "Investors").

                              W I T N E S S E T H:

                  WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of March 8, 1999, by and among the Investors and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Investors shares of Series D Preferred Stock of the Company, in an aggregate principal amount not exceeding $10,000,000 (collectively, the "Preferred Stock"), which Preferred Stock will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of the Certificate of Designation (as defined in the Securities Purchase Agreement), and warrants to purchase up to 200,000 shares of Common Stock (the "Warrants"), which Warrants will be exercisable into shares of Common Stock (the "Warrant Shares"); and

                  WHEREAS, to induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and Warrant Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                  1.       DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Investors" means the Investors and any permitted
transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                           (ii) "Potential Material Event" means any of the
following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.


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                           (iii) "Register," "Registered," and "Registration"
refer to registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (iv) "Registrable Securities" means the Conversion
Shares and the Warrant Shares.

                           (v) "Registration Statement" means a registration
statement of the Company under the Securities Act.

                  (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                  2.       REGISTRATION.

                  (A) MANDATORY REGISTRATION. The Company shall prepare and file with the SEC, as soon as possible after the Closing Date (as defined in the Securities Purchase Agreement) but in no event no later than sixty (60) days following the Closing Date, either a Registration Statement on Form SB-1, SB-2 or S-3, as applicable, registering for resale by the Investors a sufficient number of shares of Common Stock for the Investors (or such lesser number as may be required by the SEC in writing, but in no event less than 150% of the aggregate number of shares into (i) which the Preferred Stock would be convertible at the time of filing of the Form SB-1, SB-2 or S-3, as applicable, or an amendment to any pending Company Registration Statement on Form SB-1, SB-2 or S-3, as applicable (assuming for such purposes that all shares of Preferred Stock had been eligible to be converted, and had been converted, in accordance with their terms, whether or not such eligibility or conversion had in fact occurred as of such date), and (ii) which would be issued upon exercise of all of the Warrants at the time of filing of the Form SB-1, SB-2 or S-3, as applicable (assuming for such purposes that all Warrants had been eligible to be exercised and had been exercised in accordance with their terms, whether or not such eligibility or exercise had in fact occurred as of such date), or an amendment to any pending Company Registration Statement on Form SB-1, SB-2 or S-3, as applicable, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and the exercise of the Warrants resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, or stock dividends), and the Company shall use its best efforts to cause the Registration Statement to be declared effective no later than 90 days after the Closing Date. If the Company is notified orally or in writing by the SEC that the SEC has no comments with respect to the Registration Statement (the "SEC Notice"), the Company shall use its best efforts to cause the Registration Statement to be declared effective no later than five (5) business days after receipt of the SEC Notice. If at any time after the Registration Statement has been filed the closing bid price is less than $3 per share for at least three (3) consecutive days during any twenty
(20) day trading period, the Company shall within ten (10) business days thereafter either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register one hundred-fifty percent (150%)of the shares of Common Stock into which the Preferred Stock based on the closing bid price at the time of filing of such amendment may currently or in the future be converted and which would be issued currently or in the future upon exercise of the Warrants, or (ii)

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if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form SB-1, SB-2 or S-3, as applicable, to register 150% of the shares of Common Stock into which the Preferred Stock based on the closing bid price at the time of filing an additional Registration Statement may be converted and which would be issued upon exercise of the Warrants that exceed the aggregate number of shares of Common Stock already registered.

                  (B)      PAYMENTS BY THE COMPANY.

                           (i) If the Registration Statement covering the
Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof has not been filed within sixty (60) days from the Closing Date (the "Required Filing Date") and/or has not been declared effective by the earlier of
(i) five (5) business days after the Company receives the SEC Notice and (ii) one hundred twenty (120) days following the Closing Date (the "Required Effective Date") (except as provided by the last sentence of Section 2(a) with respect to the registration of additional shares of Common Stock), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                           (ii) The amount to be paid by the Company to each
Investor as liquidated damages for such failure and not as a penalty shall be equal to one percent (1%) of such Investor's pro rata share of the purchase price paid by all Investors for all shares of Series D Preferred Stock purchased and then outstanding pursuant to the Securities Purchase Agreement for the initial thirty (30) day period until the Registration Statement has been filed and/or declared effective, which shall be pro rated for such periods less than thirty (30) days and two percent (2%) of such Investor's pro rata share for each thirty (30) day period thereafter until the Registration Statement has been filed and/or declared effective (which shall be also pro rated, as aforesaid) (the "Periodic Amount"). The liquidated damages shall be paid by the Company in cash upon demand.

                           (iii) The parties acknowledge that the damages which
may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Effective Date may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

                           (iv) Notwithstanding the foregoing, the amounts
payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investors or its counsel, or as a result of force majeure, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 (without volume limitation) or another available exemption under the Act. The payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities. If the Company does not pay the liquidated damages in a timely fashion set forth herein, it will pay to the Investors the reasonable costs of collection, including attorneys fees, in addition to the liquidated damages.

                  3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

                  (a) Prepare promptly and file with the SEC not later than sixty (60) days after the first Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities

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provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective the earlier of (i) five (5) business days after receipt of the SEC Notice and (ii) ninety (90) days after the Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the last Closing Date, (ii) the date when the Investors may sell all Registrable Securities pursuant to Rule 144 under the Securities Act (without volume limitation) or
(iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) The Company shall permit a single firm of counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

                  (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (e) As promptly as practicable after becoming aware of such event, but in no event later than one (1) business day thereafter, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly (but in no event later than ten (10) business days after knowledge of such event) prepare and file a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (f) As promptly as practicable after becoming aware of such event, but in no event later than one (1) business day thereafter, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

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                  (g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investor in writing of the existence of a Potential
Material Event, the Investor shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period (the "Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;

                  (h) Use its reasonable efforts to secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ SmallCap Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                  (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (j) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

                  (k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement;

                  (l) The Company shall register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Investor;

                  (m) As promptly as practicable after becoming aware of such event, but in no event later than one (1) business day thereafter, the Company shall notify the Investors in writing of (x) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement, (y) the happening of any event of which the Company has knowledge as a result of which the prospectus included

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in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (z) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement, and promptly to prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver two (2) copies of such supplement or amendment to each Investor or such additional copies as such Investor may reasonably request; provided that, for not more than twenty (20) days (or a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, the best interests of the Company and in the opinion of counsel to the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(m) with respect to the information giving rise thereto, and shall be obligated to pay to the Investors any amounts provided for in Section 2(b).

                  4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company in writing to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investors (the "Requested Information"). If at least two (2) business days prior to the filing date of the Registration Statement the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e), 3(f) or 3(l), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e), 3(f) or 3(l) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the

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Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  5. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

                  6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investors, the officers and agents, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investors to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall

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remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                  8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

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                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                  9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any shares of Preferred Stock of the Company which is convertible into such securities) only if: (a) the Investors agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in
Section 2(b) hereof.

                  10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold at least a sixty-six (66%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                  11. MISCELLANEOUS. (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed effectively given, (i) on the date delivered,
(a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto,

(iv) if to the Company, XYBERNAUT CORPORATION, 12701 Fair Lakes Circle, Suite 550, Fairfax, Virginia 22033, ATTN: Chief Financial Officer, with a copy to Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, ATTN: Martin Eric Weisberg, Esq.; (v) if to the Investors, at the address set forth under their name in the Securities Purchase Agreement, with a copy to Krieger & Prager, 319 Fifth Avenue, New York, New York 10016, ATTN:
Samuel M. Krieger, Esq. and (vi) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this
Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (e) This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (j) If any provision of this Agreement for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            XYBERNAUT CORPORATION


                                            By:
                                            Name: Steven A. Newman
                                            Title:  Vice Chairman


                                            CRYSTALITE INVESTMENTS LTD (BVI)



                                            By:
                                                 Name:
                                                 Title:


                                            BULK TRADE INC. (BVI)


                                            By:
                                                 Name:
                                                 Title: